--------------------------------------------------------------------------------
                            A R B I T R A G E  F U N D
                         A SERIES OF THE ARBITRAGE FUNDS

--------------------------------------------------------------------------------






                                                                   ANNUAL REPORT
                                                                    MAY 31, 2001


                            A R B I T R A G E  F U N D
--------------------------------------------------------------------------------


July 15, 2001  Dear Fellow Shareholder,

               Since the Fund's inception on September 17, 2000, the increased levels of volatility and uncertainty that have characterized the general equity markets have yet to show signs of abating. Our strategy, merger arbitrage, has provided some shelter from these turbulent markets, and as a result, the Fund has generated positive returns since inception, a sharp contrast to the negative returns experienced by the major market indices such as the S&P 500 Index, the Dow Jones Industrial Average, and the Nasdaq Composite Index.

               From inception through June 30, 2001, the Fund showed a gain of 8.20%. For the first six months of 2001, the Fund has gained 7.25% and net assets under management during the same period have grown almost five-fold, exceeding $2 million as of the end of the second quarter. We are pleased with our performance thus far, and continue to work hard for our shareholders. Achieving capital growth, regardless of market conditions, continues to be our primary goal. After several years of buoyant equity markets, the recent downturns in market indices have given many investors cause for concern. In our opinion, market-neutral strategies such as ours, which attempt to produce positive returns, non-correlated to the overall equity markets, will continue to play an important part in portfolio diversification. As we discuss below, however, these strategies are not without risk. Our ability to manage these risks will be the key to our success over the longer-term.

               During the past nine months,  the pace of merger and  acquisition activity, while still high by historical standards, has slowed a bit. Executives in the corporate suite, facing uncertain economic conditions, have slowed the frantic pace of acquisitions that we witnessed over the past decade. In conjunction with these lower levels of merger activity, those deals that we have witnessed during the past nine months have brought with them an increased level of risk, both perceived and real. The tougher economic environment, along with the shut down of the capital markets for certain sectors of the economy have led to a number of deals failing to close. For the first time in many years, we have witnessed parties to merger agreements walking away, or terminating their merger agreements due to a variety of reasons, many related to the adverse economic climate these entities are experiencing. Heightened regulatory scrutiny by government agencies, both U.S. and European, has been another factor impacting the risks associated with our strategy.

               These risks, however, are not new to the merger arbitrage strategy. During uncertain markets, we are forced to be more diligent than ever in assessing the risks inherent in the deals in which we invest. Our goal has been to avoid those deals where we perceive the level of risk too high relative to the potential return. Avoiding those deals that fail to close has been a primary factor in achieving our goals thus far.

               These risks, however, are not new to the merger arbitrage strategy. During uncertain markets, we are forced to be more diligent than ever in assessing the risks inherent in the deals in which we invest. Our goal has been to avoid those deals where we perceive the level of risk too high relative to the potential return. Avoiding those deals that fail to close has been a primary factor in achieving our goals thus far.

               The Fund's portfolio includes investments across a broad array of industries. Technology, pharmaceuticals, healthcare, publishing, telecommunications, and entertainment are among the diverse segments of the economy where merger activity continues to take place. While certain sectors of the economy continue to suffer from the continuing economic slowdown, we expect to see continued merger activity across all sectors of the economy. The strategic rationale that drives corporate combinations continues regardless of the economic climate. Our goal is to profit from this activity while maintaining a disciplined approach towards overall portfolio risk.

               Thank you for your continued support. We remain confident that we can continue to deliver to our shareholders solid performance over the coming year.

          Sincerely,

          John S. Orrico, CFA
          President

                            A R B I T R A G E  F U N D
--------------------------------------------------------------------------------


The above outlook reflects the opinions of John Orrico, are subject to change, and any forecasts made cannot be guaranteed.


Total Return from September 17, 2000 through June 30, 2001:

Arbitrage Fund: 8.20%
S&P 500 Index: -14.00%
Dow Jones Industrial Average: -0.21%
Nasdaq Composite Index: -40.91%

Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The Fund's performance return reflects a fee waiver in effect; in the absence of such waiver, the return would be reduced.

The S&P 500 Index is an unmanaged index of 500 common stocks that is generally considered representative of the U.S. stock market. The Dow Jones Industrial Average is an unmanaged index of common stocks comprised of major industrial companies. The Nasdaq Composite Index is an unmanaged index of the National Market System which includes over 5000 stocks traded only over-the-counter and not on an exchange. The index figures do not reflect any fees or expenses. You cannot invest directly in an index.

This material must be preceded or accompanied by a current Arbitrage Fund prospectus.

Quasar Distributors, LLC, distributor.




                            A R B I T R A G E  F U N D
--------------------------------------------------------------------------------


[CHART OMMITTED]

                        Arbitrage Fund          S & P 500

09/17/00                  10,000                10,000

09/30/00                  10,010                 9,945

12/31/00                  10,098                 9,167

03/31/01                  10,570                 8,080

05/31/01                  11,693                 8,211


This chart assumes an initial investment of $10,000 made on 09/17/00 (commencement of operations). Performance reflects fee waivers in effect. Returns shown include the reinvestment of all dividends and distributions. In the absence of fee waivers, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed may be worth more or less than their original cost.





                                      Average Annual Rate of Return
                                                   (%)
                                     --------------------------------
                                           Since Inception* to
                                              May 31, 2001
                                     --------------------------------
              Arbitrage Fund                     16.93%
              S&P 500 **                        (17.89%)

        *  September 17, 2000.

       ** The Standard & Poor's 500 Index (S&P 500) is an unmanaged, capitalization-weighted index generally representative of the U.S. market for large capitalization stocks.




                            A R B I T R A G E  F U N D
--------------------------------------------------------------------------------



Statement of Assets and Liabilities                               Statement of Operations
May 31, 2001                                                      September 17, 2000(1) through May 31, 2001

ASSETS:                                                           INVESTMENT INCOME:
     Investments, at value                                            Interest income                    $   2,709
         (cost $1,695,038)                    $1,711,967              Dividend income                          719
       Receivable from fund shares sold        1,000,000              Other                                    392
                                                                                                         -------------
     Receivable from security sold                56,988          Total Investment Income                    3,820
                                                                                                         -------------
     Receivable from short sales
                                                 191,481
     Deposit at broker for short sales                            EXPENSES:
                                                 145,852
     Cash                                                             Investment Adviser fee                 4,566
                                                 120,145
     Receivable from Investment Advisor                               Shareholder servicing and
                                                  37,609
     Receivable from Written Options                                        accounting costs                32,751
                                                   2,400
     Other assets                                                     Organizational costs                  35,392
                                                     807
     Interest receivable                                              Administration fee                    20,684
                                                     230
     Dividends receivable                                             Professional fees                     16,036
                                                     170
                                           ---------------
     Total Assets                                                     Directors fees                         4,670
                                               3,267,649
                                           ---------------
                                                                      Custody fee                            3,984
LIABILITIES:                                                          Federal and state registration         2,585
     Payable for securities purchased                                 Reports to shareholders                2,146
                                               1,121,515
     Securities sold short                                            Insurance                              1,092
              (proceeds $465,917)                468,807              Distribution fee                         760
     Accrued expenses and other liabilities       43,453              Other                                    624
                                                                                                        ------------
     Written Options                                                  Total expenses before
              (premium received $2,400)            2,500                    reimbursement                  125,290
                                               ---------------
     Total Liabilities                             1,636,275          Less:  Reimbursement from
                                               ---------------
                                                                                 Investment Adviser      (119,354)
                                                                                                        ------------
NET ASSETS                                       $ 1,631,374          Net Expenses                          5,936
                                               ===============
                                                                                                        ------------

NET ASSETS CONSIST OF:                                            NET INVESTMENT LOSS                      (2,116)
                                                                                                        ------------
     Capital stock                               $ 1,526,782
     Undistributed net realized gain on
         investments                                              REALIZED AND UNREALIZED
                                                      60,107
     Undistributed net investment income                          GAIN/(LOSS) ON INVESTMENTS:
                                                      30,546
     Net unrealized appreciation                                   Net realized gain on investments
                                                                                                           60,107
           (depreciation) on:                                        Change in unrealized appreciation/
      Investments                                     16,929                (depreciation) on:
      Short positions                                 (2,890)         Investments                          16,929
      Written options                                   (100)         Short positions                      (2,890)
                                               --------------
     Total Net Assets                            $ 1,631,374         Written options
                                                                                                             (100)
                                               ===============                                          ------------
                                                                  Net realized and unrealized gain
 Shares outstanding (no par, unlimited                                     on investments
      shares authorized)                             139,946                                               74,046
                                               ---------------                                          ------------
     Net asset value, redemption price
     And offering price per share                                      NET INCREASE IN NET ASSETS
                                                    $  11.66            RESULTING FROM OPERATIONS          $ 71,930
                                               ===============                                          ============

(1)  Commencement of Operations.


                     See Notes to the Financial Statements.


                            A R B I T R A G E  F U N D
--------------------------------------------------------------------------------


Statement of Changes in Net Assets

                                                                    September 17, 2000 (1)
                                                                          Through
                                                                        May 31, 2001
                                                                    ----------------------
OPERATIONS:
     Net investment loss                                                 $ (2,116)
     Net realized gain on investments
                                                                           60,107
         Change in unrealized appreciation/(depreciation) on:
         investments                                                       16,929
         short positions                                                   (2,890)
         written options                                                     (100)
                                                                      ------------------
     Net increase in net assets resulting
         from operations                                                   71,930
                                                                      ------------------

CAPITAL SHARE TRANSACTIONS:
     Proceeds from shares sold                                          1,559,457
     Shares issued to holders in reinvestment of dividends                  1,222
     Cost of shares redeemed                                                  (13)
                                                                      ------------------
     Net increase in net assets from
         capital share transactions
                                                                        1,560,666
                                                                      ------------------

DISTRIBUTIONS TO SHAREHOLDERS:
     From net investment income                                            (1,222)
                                                                      -------------------

TOTAL INCREASE IN NET ASSETS                                            1,631,374
                                                                      -------------------

NET ASSETS:
     Beginning of period                                                              -
                                                                     -------------------
     End of period (including undistributed net investment
         Income of $30,546)                                          $  1,631,374
                                                                     ===================


CHANGES IN SHARES OUTSTANDING:
     Shares sold                                                          139,820
     Shares issued to holders in reinvestment of dividends                    127
     Shares redeemed                                                           (1)
                                                                     -------------------
         Net increase
                                                                          139,946

                                                                     ===================

1 Commencement of Operations

                     See Notes to the Financial Statements.


                            A R B I T R A G E  F U N D
-------------------------------------------------------------------------------


Financial Highlights


                                                                   September 17, 2000(1)
                                                                          Through
                                                                       May 31, 2001
                                                              -------------------------------
PER SHARE DATA:
Net asset value, beginning of period                               $       10.00
                                                              ---------------------

Income from investment operations:
      Net investment income                                                 0.22
      Net realized and unrealized gain/(loss)
           on investments                                                   1.46
                                                              ---------------------
      Total from investment operations                                      1.68
                                                              ---------------------

Less distributions:
      Dividends from net investment income                                (0.02)
                                                              ---------------------

      Net asset value, end of period                               $       11.66
                                                              =====================

TOTAL RETURN                                                               16.93% (2)

SUPPLEMENTAL DATA AND RATIOS:
      Net assets, end of period                                    $     1,631,374

      Ratio of expenses to average net assets:
           Before expense reimbursement                                     51.30% (3)
           After expense reimbursement                                       1.95% (3)

      Ratio of net investment income/(loss) to average net assets:
           Before expense reimbursement                                   (50.05)% (3)
           After expense reimbursement                                     (0.70)% (3)

      Portfolio turnover rate                                            2,951.50% (2)

  (1) Commencement of operations.
  (2) Not annualized.
  (3) Annualized.


                     See Notes to the Financial Statements.



                            A R B I T R A G E  F U N D

-------------------------------------------------------------------------------

Schedule of Investments
May 31, 2001

    Number of                                            Market
    Shares                                               Value
--------------                                       --------------
         COMMON STOCKS - 103.5%**

         Consumer Staples - 2.1%**
 1,500   McNaughton Apparel Group Inc. *        $         33,750
                                                     --------------

         Electronic Componet /
         Semiconductors - 9.3%**
 1,000   Conexant Systems, Inc. *                          8,480
 1,000   General Semiconductor Inc.                       11,080
 1,500   Kent Electronics Corporation *                   32,115
 2,00    Sawtek Inc.                                      39,900
 2,500   Structural Dynamics Research *                   60,525
                                                     --------------
                                                         152,100
                                                     --------------

              Energy / Oil - 17.8%**
 1,000        Barrett Resources Corporation *             71,250
10,000        Gulf Canada Res Ltd. - Ord                  79,000
 1,000        HS Resource Inc.                            65,370
 1,500        Ultramar Diamond Shamrock CP                75,225
                                                     --------------
                                                         290,845
                                                     --------------


              Entertainment - 0.9%**
 3,000        MP3.Com Inc. *                              14,610
                                                     --------------
              Financial - 9.0%**
 1,000        American General Corporation                45,230
 1,000        C.I.T. Group Inc - A                        39,700
 2,000        Nova Corp / Georgia *                       60,820
                                                     --------------
                                                         145,750
                                                     --------------
              Health Care &
              Pharmaceuticals - 1.4%**
   500        Alza Corporation Class A *
                                                         23,575
                                                     --------------

              Health Care - Supplies /
              Wholesale -10.0%**
 1,000        Bard C.R. Inc.                             56,450
 2,500        Bergen Brunswig Corporation Cl A           51,500
 1,000        Inverness Medical Technology               36,300
 1,000        Southwestern Life Holdings Inc. *          18,450
                                                     --------------
                                                        162,700
                                                     --------------

              Publishing-Periodicals - 3.6%**
      1,000   Harcourt General, Inc.                     58,000
                                                     --------------

           * Non-income producing security.
          ** As a percentage of Net Assets.


    Number of                                            Market
    Shares                                               Value
--------------                                       --------------

              Real Estate - 4.4%**
 1,500        Smith Charles E Residential                72,525
                                                     --------------

              Materials & Processing - 2.8%**
 1,000        Springs Industries Inc.                    45,200
                                                     --------------

              Other / Conglomerate - 14.5%**
 1,600        Dean Foods Co                              64,320
   500        Honeywell International Inc.               24,200
 1,000        Marine Drilling Co Inc. *                  26,000
   600        Quaker Oats                                57,516
 1,000        Richton International Corporation          35,500
   900        Sodexho - Marriott Services                28,674
                                                     --------------
                                                        236,210
                                                     --------------

              Real Estate - 2.3%**
 1,000        Webb Del Corporation                       37,650
                                                     --------------
              Research & Development - 6.2%**
 2,000        Aurora Biosciences Corporation *           53,500
 1,000        Minimed Inc. *                             46,770
                                                     --------------
                                                        100,270
                                                     --------------

              Technology - 4.7%**
 2,000        Proxicom Inc. *                            14,900
 1,000        Siliconix Inc.                             32,520
 1,000        Unigraphics Solutions Inc.                 29,510
                                                     --------------
                                                         76,930
                                                     --------------

              Telecommunication - Service - 13.5%**
 4,000        Intermedia Communications *                68,280
25,000        McLeod USA Inc. - CL A                    115,250
 7,000        Picturetel Corporation *                   37,310
                                                     --------------
                                                        220,840
                                                     --------------

              Telecommunication - Integrated - 1.0%**
   500        Citidel Communications Corporation *       12,750
   500        Flag Telecom Holding LTD *                  4,020
                                                     --------------
                                                         16,770
                                                     --------------

              Total common stocks                       $1,687,725
              (cost $1,670,796)                      ==============

                     SEE NOTES TO THE FINANCIAL STATEMENTS.


                            A R B I T R A G E F U N D
--------------------------------------------------------------------------------

 Principal                                              Market
 Amount                                                  Value
-------------                                        --------------

                 SHORT-TERM INVESTMENTS - 1.5%**
              Variable Rate Demand Notes - 1.5%**
              Wisconsin Corporation Central Credit
     $24,242  Union Demand Note - 3.6%                   $  24,242
                                                     --------------
              Total variable rate demand notes
              (cost $24,242)                                24,242
                                                     --------------

              Total investments -
              105.0% (cost $1,695,038)                 $ 1,711,967
                                                     ==============

 Number of                                              Market
   Shares                                               Value
-------------                                        ---------------

              SECURITIES SOLD SHORT
              Consumer Staples
        300   Jones Apparel Group  *                     $  13,260
                                                     --------------

              Electronic Component /
              Semiconductors
       1,100  Avnet Inc                                     27,104
       1,000  Triquint Semiconductor  *                     17,640
         600  Tyco International LTD                        34,470
                                                     --------------
                                                            79,214
                                                     --------------

              Energy / Oil
         600  Valero Energy Corp                            26,454
         700  Williams COS                                  27,580
                                                     --------------
                                                            54,034
                                                     --------------

              Financial
         400  US Bancorp                                     8,920
                                                     --------------

              Health Care &
              Pharmaceuticals
         400  Amerisource Health Corp Class A   *           23,084
       1,200  Vertex Pharmaceuticals, Inc   *               52,728
                                                     --------------
                                                            75,812
                                                     --------------

              Health Care - Supplies /
              Wholesale
         200  Johnson & Johnson Co                          19,390
                                                     --------------

              Other / Conglomerate
         500  General Electric                              24,500
       1,200  Pepsico                                       53,712
         700  Suiza Foods Corp   *                          36,365
                                                     --------------
                                                           114,577
                                                     --------------

       * Non-income producing security. ** As a percentage of Net Assets.

   Number                                               Market
 of Shares                                               Value
-------------                                        --------------

       2,000  Real Estate                                 50,080
              Archstone Communities Trust            --------------

       3,000  Telecommunication - Service                 53,520
              Worldcom Inc *                         --------------
                                                       $ 468,807
                                                     --------------
              Total Short position (cost $465,917)

              Put Options Written
              Contract (100 shares per contract)
              ---------------------------------------

              Triquint Semiconductor Inc.
          10           Expiration June 2001
                      Exercise Price $19.00                  1,900
              WorldCom Inc. - WorldCom Group
          10           Expiration June 2001
                       Exercise Price $6.00                    600
                                                     --------------
                          Total Warrants                     2,500
                     Purchased (cost $2,400)



                      See Notes to the Financial Statement.


                            A R B I T R A G E  F U N D
--------------------------------------------------------------------------------


Notes to the Financial Statements
May 31, 2001

1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
The Arbitrage Funds, (the "Trust") was organized as a Delaware business trust on December 22, 1999 and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company issuing its shares in series, each series representing a distinct portfolio with its own investment objective and policies. The one series presently authorized is The Arbitrage Fund (the "Fund") a non-diversified series. The investment objective of the Fund is to achieve capital growth by engaging in merger arbitrage. The Fund commenced operations on September 17, 2000.

The following is a summary of significant accounting policies consistently followed by the Fund.

a) Investment Valuation - Common stocks and other equity-type securities that are listed on a securities exchange are valued at the last quoted sales price at the close of regular trading on the day the valuation is made. Price information, on listed stocks, is taken from the exchange where the security is primarily traded. Securities which are listed on an exchange but which are not traded on the valuation date are valued at the mean of the most recent bid and asked prices. Unlisted securities for which market quotations are readily available are valued at the latest quoted bid price. Debt securities are valued at the latest bid prices furnished by independent pricing services. Other assets and securities for which no quotations are readily available are valued at fair value as determined in good faith under the supervision of the Board of Trustees of the Trust. Short-term instruments (those with remaining maturities of 60 days or less) are valued at amortized cost, which approximates market.

b) Federal Income Taxes - A provision, for federal income taxes or excise taxes, has not been made since the Fund has elected to be taxed as a "regulated investment company" and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.

c) Income and Expense - The Fund is charged for those expenses that are directly
attributable  to  the  Fund,  such  as  advisory,   administration  and  certain
shareholder service fees.

d) Distributions to Shareholders - Dividends from net investment income and distributions of net realized capital gains, if any, will be declared and paid at least annually.

e) Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

f) Repurchase Agreements - The Fund may enter into repurchase agreements with certain banks or non-bank dealers. The Adviser will monitor, on an ongoing basis, the value of the underlying securities to ensure that the value always equals or exceeds the repurchase price plus accrued interest.

g) Short Positions - The Fund may sell securities short for economic hedging purposes. For financial statement purposes, an amount equal to the settlement amount is included in the Statement of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the short position. Subsequent fluctuations in the market prices of securities sold, but not yet purchased, may require purchasing the securities at prices which may differ from the market value reflected on the Statement of Assets and Liabilities. The Fund is liable for any dividends payable on securities while those securities are in a short position. As collateral for its short positions, the Fund is required under the 1940 Act to maintain assets consisting of cash, cash equivalents or liquid securities. The amount of the collateral is required to be adjusted daily to reflect changes in the value of the securities sold short.

h) Written Option Accounting - The Fund writes (sells) covered call options to economically hedge portfolio investments. Put options can also be written by the Fund as part of a merger arbitrage strategy involving a pending corporate reorganization. When the Fund writes (sells) an option, an amount equal to the premium received by the Fund is included in the Statement of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option written. By writing an option, the Fund may become obligated during the term of the option to deliver or purchase the securities underlying the option at the exercise price if the option is exercised. Option contracts are valued at the last sales price reported on the date of valuation. If no sale is reported, the option contract written is valued at the average of the current bid and asked price reported on the day of valuation. When an option expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss if the cost of the closing purchase transaction differs from the premium received when the option was sold without regard to any unrealized gain or loss on the underlying security, and liability related to such option is eliminated. When an option is exercised, the premium originally received decreases the cost basis of the security (or increases the proceeds on a sale of the security).

i) Other - Investment and shareholder transactions are recorded on the trade date. The Fund determines the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sales proceeds. Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund and interest income is recognized on an accrual basis. Accounting principles generally accepted in the United States of America require that permanent financial reporting and tax differences be reclassified to capital stock.

2.  INVESTMENT TRANSACTIONS
The  aggregate   purchases  and  sales  of  securities,   excluding   short-term
investments, options and short positions by the Fund for the period September 17, 2000 to May 31, 2001, were as follows:


                                                   Purchase       Sales
         U.S. Government........................$        -     $       -
         Other..................................$13,964,632    $13,310,709

At May 31, 2001, gross unrealized appreciation and depreciation of investments for tax purposes were as follows:

            Common Stock:
            Appreciation                        $ 50,586
            (Depreciation)                       (43,467)
                                                ---------
            Net appreciation on investments     $  6,949
                                                =========

Net  unrealized   capital   appreciation/(depreciation)   differ  for  financial
statement and tax purposes due to differing tax treatment of wash sales.

At May 31, 2001, the cost of investments for federal income tax purposes was $1,705,018.

On the Statement of Assets and Liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been increased, and capital stock decreased by $33,884. These permanent book-to-tax differences are the result of non-deductible organization costs.

3.   OPTION CONTRACTS WRITTEN
The premium amount and the number of option contracts written during the period ended May 31, 2001, were as follows:

                                                         Number of     Premium
                                                         Contract      Amount
                                                        -----------   --------
Options outstanding at beginning of period...............    0         $     0
Options written..........................................  824         111,095
Options closed........................................... (231)        (37,516)
Options exercised........................................ (272)        (41,546)
Options expired.......................................... (301)        (29,633)
                                                          -----        --------
Options outstanding at May 31, 2001......................  20          $ 2,400




                            A R B I T R A G E F U N D
--------------------------------------------------------------------------------


Notes to the Financial Statements (Continued)
May 31, 2001

4.   AGREEMENTS
The Fund has entered into an Investment Advisory Agreement with Water Island Capital, LLC (the "Investment Adviser"). Pursuant to its Advisory Agreement with the Fund, the Investment Adviser is entitled to receive a fee, calculated daily and payable monthly, at the annual rate of 1.50% as applied to the Fund's daily net assets.

Until August 31, 2001 the Adviser has agreed to waive its advisory fee and/or reimburse the Fund's other expenses, including organization expenses, to the extent that total operating expenses (exclusive of interest, taxes, brokerage commissions and other costs incurred in connection with the purchase or sale of portfolio securities, and extraordinary items) exceed the annual rate of 1.95% of the net assets of the Fund, computed on a daily basis. Accordingly, for the period September 17, 2000 to May 31, 2001, the Investment Adviser waived advisory fees and reimbursed the Fund for other expenses in the amount of $150,347. Until August 31, 2001, the Adviser has contractually agreed to continue to waive its management fee and/or reimburse the Funds other expenses to the extent necessary to ensure that the Fund's total annual operating expenses do not exceed 1.95% of its average daily net assets. The Adviser may decide to continue the agreement, or revise the total annual operating expense limitations after August 31, 2001. Any waiver or reimbursement is subject to later adjustment to allow the Investment Adviser to recoup amounts waived or reimbursed to the extent actual fees and expenses for a period are less than the expense limitation cap of 1.95%, provided, however, that the Investment Adviser shall only be entitled to recoup such amounts for a period of three years from the date such amount was waived or reimbursed.

Quasar Distributors, LLC (the "Distributor") serves as principal underwriter of the shares of the Fund pursuant to a Distribution Agreement between the Distributor and the Trust. The Fund's shares are sold on a no-load basis and, therefore, the Distributor receives no sales commission or sales load for providing services to the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the "12b-1 Plan"), which authorizes the Trust to pay the Distributor a distribution and shareholder servicing fee of up to 0.25% of the Fund's average daily net assets (computed on an annual basis). All or a portion of the fee may be used by the Fund or the Distributor to pay its distribution fee and costs of printing reports and prospectus for potential investors and the costs of other distribution and shareholder servicing expenses. During the period ending May 31, 2001, the Fund incurred expenses of $760 pursuant to the 12b-1 Plan.

Firstar Bank N.A., a subsidiary of U.S. Bancorp, a publicly held bank holding company, serves as custodian for the Fund. Firstar Mutual Fund Services, LLC, a wholly owned limited liability company of Firstar Bank, N.A., serves as transfer agent, administrator and accounting services agent for the Fund.

Independent Auditors' Report



The Shareholders and Board of Trustees
of The Arbitrage Fund:


We have audited the accompanying statement of assets and liabilities of The Arbitrage Fund (the Fund), including the schedule of investments, as of May 31, 2001, and the related statements of operations, changes in net assets and financial highlights for the period September 17, 2000 (commencement of operations) through May 31, 2001. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with auditing standard generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatements. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned, by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of May 31, 2001 and the results of its operations, changes in its net assets and financial highlights for the period from September 17, 2000 through May 31, 2001, in conformity with accounting principles generally accepted in the United States of America.



/s/ KPMG LLP
------------------
Chicago, Illinois
July 10, 2001